SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS [abstract]
SUBSEQUENT EVENTS

33.   SUBSEQUENT EVENTS

On October 30, 2023, the Company announced that the Mexican Federal Administrative Court (the “Court”) had ruled in favour of Cuzcatlan (Fortuna’s Mexican subsidiary), and reinstated the 12 year environmental impact authorization for the San Jose mine.  The decision of the Court has been appealed and was admitted by the Mexican Collegiate Court (the “Appeals Court”) in January 2024.  Cuzcatlan filed a response in February 2024.  A decision of the Appeals Court is expected within the next six to 12 months.  The permanent injunction that Cuzcatlan already has allowing the San Jose ine to continue to operate, remains in effect. If a positive unappealable decision in these proceedings is not received by Cuzcatlan before December 31, 2024, the availability under the Amended Credit Facility will be reduced to nil, and an event of default will occur.